SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant                               [X]

Filed by a party other than the registrant            [ ]

Check the appropriate box:

[ ]    Preliminary proxy statement          [ ] Confidential, for use
                                                of the Commission only (as
[X]    Definitive proxy statement               permitted  Rule 14a-6(e)(2)

[ ]    Definitive additional materials

[ ]    Soliciting material pursuant to 240.14a-11(c)  or 240.14a-12


                         TEMPLETON RUSSIA FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(4) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction Computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

[ ]  Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

[FRANKLIN TEMPLETON LOGO]

                          TEMPLETON RUSSIA FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the annual meeting of shareholders scheduled for Thursday, September 23, 1999 at 10:00 a.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN/registered trademark/ (1-800/342-5236).

                         TELEPHONE AND INTERNET VOTING

  FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

[FRANKLIN TEMPLETON LOGO]

                          TEMPLETON RUSSIA FUND, INC.

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Russia Fund, Inc. (the "Fund") will be held at 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Thursday, September 23, 1999 at 10:00 a.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of four Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2000; and

3. The transaction of any other business that may properly come before the Meeting.

                                        By order of the Board of Directors,


                                        Barbara J. Green
                                        SECRETARY

August 13, 1999

  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                           TEMPLETON RUSSIA FUND, INC.

                                 PROXY STATEMENT

o  INFORMATION ABOUT VOTING

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on June 30, 1999 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about August 13, 1999.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on three proposals:

   1. The election of four nominees to the position of Director;

   2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2000; and

   3. The transaction of any other business that may properly come before the Meeting.

   HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

   The Directors unanimously recommend that you vote:

   1. FOR the election of the four nominees;

   2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund; and

   3. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that legally may come before the Meeting (Proposal 3).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or attending the Meeting and voting in person.

o  THE PROPOSALS

   PROPOSAL 1: ELECTION OF DIRECTORS

   HOW ARE NOMINEES SELECTED?

   The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, all of whom are independent directors. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   WHO ARE THE NOMINEES AND DIRECTORS?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors are expiring. Harris J. Ashton, Nicholas F. Brady,
   S. Joseph Fortunato and Constantine Dean

   Tseretopoulos have been nominated for three-year terms, set to expire at the 2002 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies in the Franklin Group of Funds/registered trademark/ and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds").

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a vice president of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the chairman of the Board and a vice president of the Fund, and Rupert H. Johnson, Jr., a vice president of the Fund. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Directors.

   Listed below, for each nominee and current Director, is a brief description of recent professional experience, and ownership of shares of the Fund and shares of all funds in the Franklin Templeton Group of Funds.

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                      FUND SHARES           FRANKLIN
                                                                   BENEFICIALLY OWNED      TEMPLETON
                                                                     AND % OF TOTAL      GROUP OF FUNDS
                                   PRINCIPAL OCCUPATION               OUTSTANDING        (INCLUDING THE
    NAME AND OFFICES                 DURING PAST FIVE                  SHARES ON          FUND) AS OF
     WITH THE FUND                    YEARS AND AGE                  JUNE 30, 1999       JUNE 30, 1999
-----------------------   -------------------------------------   -------------------   ---------------
  NOMINEES TO SERVE UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS:

  HARRIS J. ASHTON        Director, RBC Holdings, Inc.                   1,000(**)           1,615,494
  DIRECTOR SINCE 1994     (bank holding company) and
                          Bar-S Foods (meat packing
                          company); director or trustee, as
                          the case may be, of 48 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, President,
                          Chief Executive Officer and
                          Chairman of the Board, General
                          Host Corporation (nursery and
                          craft centers) (until 1998). Age 67.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED IN THE
                                                                    FUND SHARES           FRANKLIN
                                                                 BENEFICIALLY OWNED      TEMPLETON
                                                                   AND % OF TOTAL      GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION              OUTSTANDING        (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE                 SHARES ON          FUND) AS OF
     WITH THE FUND                   YEARS AND AGE                 JUNE 30, 1999       JUNE 30, 1999
-----------------------   -----------------------------------   -------------------   ---------------
  NICHOLAS F. BRADY*      Chairman, Templeton Emerging                 1,000(**)           50,067
  DIRECTOR SINCE 1994     Markets Investment Trust PLC,
                          Templeton Latin America
                          Investment Trust PLC, Darby
                          Overseas Investments, Ltd. and
                          Darby Emerging Markets
                          Investments LDC (investment
                          firms) (1994-present); Director,
                          Templeton Global Strategy Funds,
                          Amerada Hess Corporation
                          (exploration and refining of
                          natural gas), Christiana
                          Companies, Inc. (operating and
                          investment companies), and H.J.
                          Heinz Company (processed foods
                          and allied products); director or
                          trustee, as the case may be, of 20
                          of the investment companies in
                          the Franklin Templeton Group of
                          Funds; and FORMERLY, Secretary of
                          the United States Department of
                          the Treasury (1988-1993) and
                          Chairman of the Board, Dillon,
                          Read & Co., Inc. (investment
                          banking) (until 1988). Age 69.

  S. JOSEPH FORTUNATO     Member of the law firm of Pitney,            1,000(**)          472,398
  DIRECTOR SINCE 1994     Hardin, Kipp & Szuch; and
                          director or trustee, as the case
                          may be, of 50 of the investment
                          companies in the Franklin
                          Templeton Group of Funds.
                          Age 67.

                                                                                                     SHARES
                                                                                                  BENEFICIALLY
                                                                                                  OWNED IN THE
                                                                              FUND SHARES           FRANKLIN
                                                                           BENEFICIALLY OWNED      TEMPLETON
                                                                             AND % OF TOTAL      GROUP OF FUNDS
                                           PRINCIPAL OCCUPATION               OUTSTANDING        (INCLUDING THE
        NAME AND OFFICES                     DURING PAST FIVE                  SHARES ON          FUND) AS OF
         WITH THE FUND                        YEARS AND AGE                  JUNE 30, 1999       JUNE 30, 1999
-------------------------------   -------------------------------------   -------------------   ---------------
  CONSTANTINE DEAN                Physician, Lyford Cay Hospital                           0            86,831
  TSERETOPOULOS                   (1987-present); director of various
  DIRECTOR SINCE 1997             nonprofit organizations; director
                                  or trustee, as the case may be, of
                                  11 of the investment companies in
                                  the Franklin Templeton Group of
                                  Funds; and FORMERLY, Cardiology
                                  Fellow, University of Maryland
                                  (1985-1987) and Internal Medicine
                                  Intern, Greater Baltimore Medical
                                  Center (1982-1985). Age 45.

  DIRECTORS SERVING UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:

  MARTIN L. FLANAGAN*             Senior Vice President and Chief                          0            13,203
  DIRECTOR AND VICE PRESIDENT     Financial Officer, Franklin
  SINCE 1994                      Resources, Inc.; President and
                                  Director, Franklin Templeton
                                  Services, Inc.; Executive Vice
                                  President and Director, Templeton
                                  Worldwide, Inc. and Templeton
                                  Investment Counsel, Inc.;
                                  Executive Vice President, Franklin
                                  Advisers, Inc.; officer and/or
                                  director of a number of other
                                  subsidiaries of Franklin Resources,
                                  Inc.; and officer and/or director or
                                  trustee, as the case may be, of 52
                                  of the investment companies in
                                  the Franklin Templeton Group of
                                  Funds. Age 39.

                                                                                              SHARES
                                                                                           BENEFICIALLY
                                                                                           OWNED IN THE
                                                                       FUND SHARES           FRANKLIN
                                                                    BENEFICIALLY OWNED      TEMPLETON
                                                                      AND % OF TOTAL      GROUP OF FUNDS
                                    PRINCIPAL OCCUPATION               OUTSTANDING        (INCLUDING THE
    NAME AND OFFICES                  DURING PAST FIVE                  SHARES ON          FUND) AS OF
      WITH THE FUND                    YEARS AND AGE                  JUNE 30, 1999       JUNE 30, 1999
------------------------   -------------------------------------   -------------------   ---------------
  JOHN WM. GALBRAITH       President, Galbraith Properties,               1,000(**)         2,752,567
  DIRECTOR SINCE 1995      Inc. (personal investment
                           company); Director Emeritus,
                           Gulf West Banks, Inc. (bank
                           holding company) (1995-present);
                           director or trustee, as the case
                           may be, of 19 of the investment
                           companies in the Franklin
                           Templeton Group of Funds; and
                           FORMERLY, Director, Mercantile
                           Bank (1991-1995), Vice Chairman,
                           Templeton, Galbraith &
                           Hansberger Ltd. (1986-1992), and
                           Chairman, Templeton Funds
                           Management, Inc. (1974-1991).
                           Age 78.

  ANDREW H. HINES, JR.     Consultant, Triangle Consulting                    0                48,637
  DIRECTOR SINCE 1994      Group; Executive-in-Residence,
                           Eckerd College (1991-present);
                           director or trustee, as the case
                           may be, of 21 of the investment
                           companies in the Franklin
                           Templeton Group of Funds; and
                           FORMERLY, Chairman and Director,
                           Precise Power Corporation
                           (1990-1997), Director, Checkers
                           Drive-In Restaurant, Inc. (1994-
                           1997), and Chairman of the Board
                           and Chief Executive Officer,
                           Florida Progress Corporation
                           (holding company in the energy
                           area) (1982-1990) and director of
                           various of its subsidiaries. Age 76.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                        OWNED IN THE
                                                                    FUND SHARES           FRANKLIN
                                                                 BENEFICIALLY OWNED      TEMPLETON
                                                                   AND % OF TOTAL      GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION              OUTSTANDING        (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE                 SHARES ON          FUND) AS OF
     WITH THE FUND                   YEARS AND AGE                 JUNE 30, 1999       JUNE 30, 1999
-----------------------   -----------------------------------   -------------------   ---------------
  EDITH E. HOLIDAY        Director, Amerada Hess                        100(**)               16,660
  DIRECTOR SINCE 1996     Corporation (exploration and
                          refining of natural gas) (1993-
                          present), Hercules Incorporated
                          (chemicals, fibers and resins)
                          (1993-present), Beverly
                          Enterprises, Inc. (health care)
                          (1995-present) and H.J. Heinz
                          Company (processed foods and
                          allied products) (1994-present);
                          director or trustee, as the case
                          may be, of 24 of the investment
                          companies in the Franklin
                          Templeton Group of Funds; and
                          FORMERLY, Chairman (1995-1997)
                          and Trustee (1993-1997), National
                          Child Research Center, Assistant
                          to the President of the United
                          States and Secretary of the
                          Cabinet (1990-1993), General
                          Counsel to the United States
                          Treasury Department (1989-1990),
                          and Counselor to the Secretary
                          and Assistant Secretary for Public
                          Affairs and Public Liaison-United
                          States Treasury Department
                          (1988-1989). Age 47.

                                                                                                  SHARES
                                                                                               BENEFICIALLY
                                                                                               OWNED IN THE
                                                                           FUND SHARES           FRANKLIN
                                                                        BENEFICIALLY OWNED      TEMPLETON
                                                                          AND % OF TOTAL      GROUP OF FUNDS
                                        PRINCIPAL OCCUPATION               OUTSTANDING        (INCLUDING THE
       NAME AND OFFICES                   DURING PAST FIVE                  SHARES ON          FUND) AS OF
        WITH THE FUND                       YEARS AND AGE                 JUNE 30, 1999       JUNE 30, 1999
-----------------------------   ------------------------------------   -------------------   ---------------
  CHARLES B. JOHNSON*           President, Chief Executive Officer            50,000(**)        2,203,689
  CHAIRMAN SINCE 1995 AND       and Director, Franklin Resources,
  VICE PRESIDENT SINCE 1994     Inc.; Chairman of the Board and
                                Director, Franklin Advisers, Inc.,
                                Franklin Investment Advisory
                                Services, Inc. and Franklin
                                Templeton Distributors, Inc.;
                                Director, Franklin/Templeton
                                Investor Services, Inc. and
                                Franklin Templeton Services, Inc.;
                                officer and/or director or trustee,
                                as the case may be, of most of the
                                other subsidiaries of Franklin
                                Resources, Inc. and of 49 of the
                                investment companies in the
                                Franklin Templeton Group of
                                Funds. Age 66.

  DIRECTORS SERVING UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

  HARMON E. BURNS*              Executive Vice President and                       0              514,009
  DIRECTOR SINCE 1994 AND       Director, Franklin Resources, Inc.,
  VICE PRESIDENT SINCE 1996     Franklin Templeton Distributors,
                                Inc. and Franklin Templeton
                                Services, Inc.; Executive Vice
                                President, Franklin Advisers, Inc.;
                                Director, Franklin Investment
                                Advisory Services, Inc. and
                                Franklin/Templeton Investor
                                Services, Inc.; and officer and/or
                                director or trustee, as the case
                                may be, of most of the other
                                subsidiaries of Franklin Resources,
                                Inc. and of 52 of the investment
                                companies in the Franklin
                                Templeton Group of Funds.
                                Age 54.

                                                                                              SHARES
                                                                                           BENEFICIALLY
                                                                                           OWNED IN THE
                                                                       FUND SHARES           FRANKLIN
                                                                    BENEFICIALLY OWNED      TEMPLETON
                                                                      AND % OF TOTAL      GROUP OF FUNDS
                                   PRINCIPAL OCCUPATION                OUTSTANDING        (INCLUDING THE
    NAME AND OFFICES                 DURING PAST FIVE                   SHARES ON          FUND) AS OF
     WITH THE FUND                     YEARS AND AGE                  JUNE 30, 1999       JUNE 30, 1999
-----------------------   --------------------------------------   -------------------   ---------------
  FRANK J. CROTHERS       Chairman, Atlantic Equipment &                      0                3,762
  DIRECTOR SINCE 1998     Power Ltd.; Vice Chairman,
                          Caribbean Utilities Co., Ltd.;
                          President, Provo Power
                          Corporation; director of various
                          other business and non-profit
                          organizations; and director or
                          trustee, as the case may be, of 11
                          of the investment companies in
                          the Franklin Templeton Group of
                          Funds. Age 55.

  BETTY P. KRAHMER        Director or trustee of various civic              500(**)          137,154
  DIRECTOR SINCE 1994     associations; director or trustee, as
                          the case may be, of 20 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Economic
                          Analyst, U.S. government. Age 69.

  GORDON S. MACKLIN       Director, Fund American                         2,500(**)          246,141
  DIRECTOR SINCE 1994     Enterprises Holdings, Inc. (holding
                          company), Martek Biosciences
                          Corporation, MCI WorldCom
                          (information services),
                          MedImmune, Inc. (biotechnology),
                          Spacehab, Inc. (aerospace
                          services) and Real 3D (software);
                          director or trustee, as the case
                          may be, of 48 of the investment
                          companies in the Franklin
                          Templeton Group of Funds; and
                          FORMERLY, Chairman, White River
                          Corporation (financial services)
                          and Hambrecht and Quist Group
                          (investment banking), and
                          President, National Association of
                          Securities Dealers, Inc. Age 71.

                                                                                            SHARES
                                                                                         BENEFICIALLY
                                                                                         OWNED IN THE
                                                                     FUND SHARES           FRANKLIN
                                                                  BENEFICIALLY OWNED      TEMPLETON
                                                                    AND % OF TOTAL      GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION               OUTSTANDING        (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE                  SHARES ON          FUND) AS OF
     WITH THE FUND                    YEARS AND AGE                 JUNE 30, 1999       JUNE 30, 1999
-----------------------   ------------------------------------   -------------------   ---------------
  FRED R. MILLSAPS        Manager of personal investments                         0         1,073,194
  DIRECTOR SINCE 1994     (1978-present); director of various
                          business and nonprofit
                          organizations; director or trustee,
                          as the case may be, of 21 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Chairman
                          and Chief Executive Officer,
                          Landmark Banking Corporation
                          (1969-1978), Financial Vice
                          President, Florida Power and
                          Light (1965-1969), and Vice
                          President, Federal Reserve Bank
                          of Atlanta (1958-1965). Age 70.

 ------------------------
   * Nicholas F. Brady, Harmon E. Burns, Martin L. Flanagan, and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources, his employment affiliation with Resources and his position with the Fund. Messrs. Burns and Flanagan are interested persons due to their employment affiliation with Resources and their positions with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").
  ** Less than 1%.

   HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the

   Fund and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended March 31, 1999, there were five meetings of the Board, two meetings of the Audit Committee, and two meetings of the Nominating and Compensation Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                AGGREGATE          NUMBER OF BOARDS WITHIN THE       TOTAL COMPENSATION FROM
                              COMPENSATION         FRANKLIN TEMPLETON GROUP OF       THE FRANKLIN TEMPLETON
     NAME OF DIRECTOR        FROM THE FUND*     FUNDS ON WHICH DIRECTOR SERVES**        GROUP OF FUNDS***
-------------------------   ----------------   ----------------------------------   ------------------------
   Harris J. Ashton              $2,500                        48                           $361,157
   Nicholas F. Brady              2,500                        20                            140,975
   Frank J. Crothers              1,400                        11                             47,700
   S. Joseph Fortunato            2,500                        50                            367,835
   John Wm. Galbraith             2,720                        19                            134,425
   Andrew H. Hines, Jr.           2,720                        21                            208,075
   Edith E. Holiday               2,500                        24                            211,400
   Betty P. Krahmer               2,500                        20                            141,075
   Gordon S. Macklin              2,500                        48                            361,157
   Fred R. Millsaps               2,720                        21                            210,075
   Constantine Dean
    Tseretopoulos                 2,500                        11                             51,500

 ------------------------
      * Compensation received for the fiscal year ended March 31, 1999.
     ** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 162 U.S. based funds or series.
    *** For the calendar year ended December 31, 1998.

   The table above indicates the total fees paid to Directors by the Fund individually and all of the funds in the Franklin Templeton Group of Funds. These Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

     WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

      NAME AND OFFICES                              PRINCIPAL OCCUPATION
        WITH THE FUND                          DURING PAST FIVE YEARS AND AGE
----------------------------   -------------------------------------------------------------
  CHARLES B. JOHNSON           See Proposal 1, "Election of Directors."
  CHAIRMAN SINCE 1995 AND
  VICE PRESIDENT SINCE 1994

  J. MARK MOBIUS               Portfolio Manager of various Templeton advisory affiliates;
  PRESIDENT SINCE 1994         Managing Director, Templeton Asset Management Ltd.;
                               officer of eight of the investment companies in the Franklin
                               Templeton Group of Funds; and FORMERLY, President,
                               International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987) and Director,
                               Vickers da Costa, Hong Kong (1983-1986). Age 62.

       NAME AND OFFICES                                PRINCIPAL OCCUPATION
        WITH THE FUND                             DURING PAST FIVE YEARS AND AGE
-----------------------------   -----------------------------------------------------------------
  RUPERT H. JOHNSON, JR.        Executive Vice President and Director, Franklin Resources,
  VICE PRESIDENT SINCE 1996     Inc. and Franklin Templeton Distributors, Inc.; President and
                                Director, Franklin Advisers, Inc. and Franklin Investment
                                Advisory Services, Inc.; Senior Vice President, Franklin
                                Advisory Services, LLC; Director, Franklin/Templeton
                                Investor Services, Inc., and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
                                Franklin Resources, Inc. and of 52 of the investment
                                companies in the Franklin Templeton Group of Funds.
                                Age 59.

  HARMON E. BURNS               See Proposal 1, "Election of Directors."
  DIRECTOR SINCE 1994 AND
  VICE PRESIDENT SINCE 1996

  CHARLES E. JOHNSON            Senior Vice President and Director, Franklin Resources, Inc.;
  VICE PRESIDENT SINCE 1996     Senior Vice President, Franklin Templeton Distributors, Inc.;
                                President and Director, Templeton Worldwide, Inc.; Chairman
                                and Director, Templeton Investment Counsel, Inc.; Vice
                                President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.;
                                and officer and/or director or trustee, as the case may be, of
                                33 of the investment companies in the Franklin Templeton
                                Group of Funds. Age 43.

  DEBORAH R. GATZEK             Senior Vice President and General Counsel, Franklin
  VICE PRESIDENT SINCE 1996     Resources, Inc.; Senior Vice President, Franklin Templeton
                                Services, Inc. and Franklin Templeton Distributors, Inc.;
                                Executive Vice President, Franklin Advisers, Inc.; Vice
                                President, Franklin Advisory Services, LLC and Franklin
                                Mutual Advisers, LLC; Vice President, Chief Legal Officer
                                and Chief Operating Officer, Franklin Investment Advisory
                                Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds. Age 50.

  MARK G. HOLOWESKO             President, Templeton Global Advisors Limited; Chief
  VICE PRESIDENT SINCE 1994     Investment Officer, Global Equity Group; Executive Vice
                                President and Director, Templeton Worldwide, Inc.; officer of
                                20 of the investment companies in the Franklin Templeton
                                Group of Funds; and FORMERLY, Investment Administrator,
                                RoyWest Trust Corporation (Bahamas) Limited (1984-1985).
                                Age 39.

       NAME AND OFFICES                                PRINCIPAL OCCUPATION
         WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
------------------------------   ----------------------------------------------------------------
  MARTIN L. FLANAGAN             See Proposal 1, "Election of Directors."
  DIRECTOR AND VICE PRESIDENT
  SINCE 1994

  SAMUEL J. FORESTER, JR.        Managing Director, Templeton Worldwide, Inc.; Vice
  VICE PRESIDENT SINCE 1994      President and Director, Templeton Global Income Portfolio
                                 Ltd.; Director, Closed Joint-Stock Company Templeton and
                                 Templeton Trust Services Pvt. Ltd.; officer of 10 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds; and FORMERLY, President, Templeton Global Bond
                                 Managers, a division of Templeton Investment Counsel, Inc.,
                                 Founder and Partner, Forester, Hairston Investment
                                 Management, Inc. (1989-1990), Managing Director (Mid-East
                                 Region), Merrill Lynch, Pierce, Fenner & Smith Inc. (1987-
                                 1988), and Advisor for Saudi Arabian Monetary Agency
                                 (1982-1987). Age 51.

  JOHN R. KAY                    Vice President, Templeton Worldwide, Inc.; Assistant Vice
  VICE PRESIDENT SINCE 1994      President, Franklin Templeton Distributors, Inc.; officer of 25 of the investment companies in the Franklin Templeton
                                 Group of Funds; and FORMERLY, Vice President and Controller,
                                 Keystone Group, Inc. Age 59.

  ELIZABETH M. KNOBLOCK          General Counsel, Secretary and Senior Vice President,
  VICE PRESIDENT-COMPLIANCE      Templeton Investment Counsel, Inc.; Senior Vice President,
  SINCE 1996                     Templeton Global Investors, Inc.; officer of 24 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds; and FORMERLY, Vice President and Associate General
                                 Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant
                                 General Counsel, Gruntal & Co., Inc. (1988), Vice President
                                 and Associate General Counsel, Shearson Lehman Hutton
                                 Inc. (1988), Vice President and Assistant General Counsel,
                                 E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel,
                                 Division of Investment Management, U.S. Securities and
                                 Exchange Commission (1984-1986). Age 44.

  BARBARA J. GREEN               Senior Vice President, Templeton Worldwide, Inc. and
  SECRETARY SINCE 1996           Templeton Global Investors, Inc.; officer of 20 of the
                                 investment companies in the Franklin Templeton Group of
                                 Funds; and FORMERLY, Deputy Director, Division of Investment
                                 Management, Executive Assistant and Senior Advisor to the
                                 Chairman, Counselor to the Chairman, Special Counsel and
                                 Attorney Fellow, U.S. Securities and Exchange Commission
                                 (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk,
                                 U.S. District Court (District of Massachusetts). Age 51.

    NAME AND OFFICES                           PRINCIPAL OCCUPATION
      WITH THE FUND                       DURING PAST FIVE YEARS AND AGE
------------------------   ------------------------------------------------------------
  JAMES R. BAIO            Certified Public Accountant; Senior Vice President,
  TREASURER SINCE 1994     Templeton Worldwide, Inc., Templeton Global Investors, Inc.
                           and Templeton Funds Trust Company; officer of 21 of the
                           investment companies in the Franklin Templeton Group of
                           Funds; and FORMERLY, Senior Tax Manager, Ernst & Young
                           (certified public accountants) (1977-1989). Age 45.

   PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Fund for the current fiscal year. You are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.

   McGladrey & Pullen, LLP resigned as auditors of the Fund on August 9, 1999. McGladrey & Pullen, LLP has served as the Fund's auditors from the Fund's inception through the fiscal year ended March 31, 1999. There have not been any disputes or disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. H&R Block, a public company, acquired certain assets of McGladrey & Pullen, LLP on August 2, 1999. Following its acquisition by a public company, McGladrey & Pullen, LLP elected to not continue servicing clients in the mutual fund business. As a result, the partners and professional staff who were previously responsible for auditing the Fund's financial statements are now associated with PricewaterhouseCoopers LLP.

   Neither the firms of PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP nor any of their members have any material direct or indirect financial interest in the Fund.

   Representatives of PricewaterhouseCoopers LLP and McGladrey and Pullen, LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   PROPOSAL 3: OTHER BUSINESS

   The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy. Because the Fund did not have notice of any such matters before June 2, 1999, the persons named as proxies may exercise their discretionary voting power with respect to any matter presented at the Meeting.

o  INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd., a Singapore company with an office at 7 Temasek Boulevard, #38-03, Suntec Tower One, Singapore. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services"), with offices at 777 Mariners Island Boulevard, San Mateo, California 94403-7777. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services and the Fund have entered into a sub-administration agreement with Princeton Administrators, L.P. ("Princeton"), pursuant to which Princeton performs, subject to FT Services' supervision, various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., an initial underwriter of the Fund's shares, and Princeton's address is P.O. Box 9011, Princeton, New Jersey 08543-9011.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

   THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.

  OTHER MATTERS. The Fund's last audited financial statements and annual report, dated March 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN/registered trademark/ or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

  As of June 30, 1999, the Fund had 5,415,714 shares outstanding and net assets of $73,914,417. The Fund's shares are listed on the NYSE (Symbol:
  TRF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 30, 1999, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

  In addition, to the knowledge of the Fund's management, as of June 30, 1999, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

o FURTHER INFORMATION ABOUT VOTING AND
  THE SHAREHOLDERS MEETING

  SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from Shareholder Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

  VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the proposals to be considered at the Meeting on behalf of their customers and the beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

  QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

  METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, for the proxyholders to have discretion to vote on any other business that may properly come before the Meeting, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

  SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the annual meeting of shareholders of Templeton Emerging Markets Appreciation Fund, Inc. It is anticipated that both meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.

  ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on other matters that may properly come before the Meeting.

  SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in September 2000. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attn: Secretary, no later than April 15, 2000 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2000 annual meeting of shareholders without including the proposal in the Fund's proxy statement should notify the Fund, at the Fund's offices, of such proposal by June 29, 2000. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2000 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

                                      By order of the Board of Directors,


                                      Barbara J. Green
                                      SECRETARY

  August 13, 1999

                                                               TLTRF PROXY 8/99

                           TEMPLETON RUSSIA FUND, INC.
               ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 23, 1999

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, JAMES R. BAIO and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to each of them, to vote all shares of Templeton Russia Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 10:00 a.m., Eastern time, on the 23rd day of September 1999, including any adjournments thereof, upon the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 3.



                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

  PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE  [X]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.


Proposal 1 - Election of Directors.

Nominees: Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and
          Constantine Dean Tseretopoulos.

                               WITHHOLD
     FOR all nominees          AUTHORITY
    listed (except as       to vote for all
   marked to the right)     nominees listed
         [  ]                    [  ]

To withhold authority to vote for any indivdual nominee, write that nominee's name on the line below.

------------------------------------------------------------------------

Proposal 2 - Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending March 31, 2000.

                 FOR     AGAINST    ABSTAIN
                 [ ]      [  ]       [ ]


Proposal 3- In their descretion, the Proxyholders are authorized to vote upon such other matters that may legally come before the Meeting or any adjournments thereof.

                 FOR     AGAINST   ABSTAIN
                 [ ]      [  ]      [ ]


                                 YES  NO
I PLAN TO ATTEND THE MEETING.    [ ]  [ ]



SIGNATURE(S):                                                DATE:       ,1999
            --------------------------------------------------------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN.



                              FOLD AND DETACH HERE